Nll/secmtrs/0210KPOA1
                                                                   Exhibit 24.1



                                POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned persons hereby constitutes and appoints Brian L. Halla, Lewis Chew, and John M. Clark III, and each of them singly, his true and lawful attorney-in-fact and in his name, place, and stead, and in any and all of his offices and capacities with National Semiconductor Corporation (the "Company"), to sign the Annual Report on Form 10-K for the Company's 2002 fiscal year, and any and all amendments to said Annual Report on Form 10-K, and generally to do and perform all things and acts necessary or advisable in connection therewith, and each of the undersigned hereby ratifies and confirms all that each of said attorneys-in-fact may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, each of the undersigned has hereunto executed this Power of Attorney as of the date set forth opposite his signature.


           SIGNATURE                                       DATE
           ---------                                       ----

//S// BRIAN L. HALLA                                   June 17, 2002
        Brian L. Halla


//S// STEVEN R. APPLETON                               June 25, 2002
        Steven R. Appleton

//S// GARY P. ARNOLD                                   June 21, 2002
        Gary P. Arnold

//S// RICHARD J. DANZIG                                June 30, 2002
        Richard J. Danzig

//S// ROBERT J. FRANKENBERG                            June 26, 2002
        Robert J. Frankenberg

//S// E. FLOYD KVAMME                                  June 25, 2002
        E. Floyd Kvamme

//S// MODESTO A. MAIDIQUE                              June 29, 2002
        Modesto A. Maidique

//S// EDWARD R. McCRACKEN                              June 24, 2002
        Edward R. McCracken

//S// LEWIS CHEW                                       June 17, 2002
        Lewis Chew

//S// ROBERT E. DEBARR                                 June 18, 2002
        Robert E. DeBarr